Retirement Benefit Arrangements	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Retirement Benefit Arrangements	Retirement Benefit Arrangements
For employee retirement benefits, the Company maintains certain defined contribution plans and other active and frozen defined benefit plans. The majority of the defined benefit obligation at December 31, 2020 relates to a hybrid plan accounted for as a defined benefit plan under U.S. GAAP for the Company’s Zurich office employees (the Zurich Plan).
Defined Contribution Plans
Contributions are made by the Company, and in some locations, these contributions are supplemented by the local plan participants. Contributions are based on a percentage of the participant’s base salary depending upon competitive local market practice and vesting provisions meeting legal compliance standards and market trends. The accumulated benefits for the majority of these plans vest immediately or over a four-year period. As required by law, certain retirement plans also provide for death and disability benefits and lump sum indemnities to employees upon retirement.
The Company incurred expenses for these defined contribution arrangements of $13 million for the years ended December 31, 2020, 2019 and 2018, respectively, included within Other expenses in the Company's Consolidated Statements of Operations.
Active Defined Benefit Plan
The Company maintains the Zurich Plan, which is classified as a hybrid plan and accounted for as a defined benefit plan under U.S. GAAP. At December 31, 2020 and 2019, the funded status of the Zurich Plan was as follows (in thousands of U.S. dollars):

	2020	2019
Underfunded pension obligation at beginning of year	$44,442	$37,105
Change in pension obligation
Service cost	$10,961	$8,619
Interest cost	520	1,584
Plan participants’ contributions	4,056	3,604
Actuarial loss	12,023	18,286
Plan amendments	—	3,551
Benefits paid	(3,910)	(2,352)
Foreign currency adjustments	20,550	2,828
Change in pension obligation	$44,200	$36,120
Change in fair value of plan assets
Actual return on plan assets	2,820	18,140
Employer contributions	7,941	7,193
Plan participants’ contributions	4,056	3,604
Benefits paid	(3,910)	(2,352)
Foreign currency adjustments	15,685	2,198
Change in fair value of plan assets	$26,592	$28,783
Underfunded pension obligation at end of year	$62,050	$44,442
Additional information:
Projected benefit obligation at end of year (1)	$242,112	$197,912
Fair value of plan assets at end of year	$180,062	$153,470
Underfunded pension obligation at end of year	$62,050	$44,442
Accumulated pension obligation at end of year (2)	$231,419	$189,089

(1) Represents the actuarial present value of all benefits attributed to employee service rendered to December 31, measured using assumptions as to future compensation levels
(2) Represents the actuarial present value of benefits (whether vested or non-vested) attributed to employee service rendered and compensation to December 31, with no assumption about future compensation levels
At December 31, 2020 and 2019, the underfunded pension obligation of $62 million and $44 million, respectively, was included in Accounts payable, accrued expenses and other in the Consolidated Balance Sheets. The amounts included in Accumulated other comprehensive loss at December 31, 2020 and 2019 were cumulative losses of $30 million (net of $8 million of taxes) and $16 million (net of $4 million of taxes), respectively.
The net periodic benefit cost reported in Other expenses in the Consolidated Statements of Operations for the years ended December 31, 2020, 2019 and 2018 was $5 million, $5 million and $10 million, respectively.
The projected benefit obligation increased by $44 million during 2020, driven primarily by $21 million in foreign currency adjustments due to changes in the value of the Swiss Franc during the year. The projected benefit obligation also increased in 2020 due to an increase in new members and a decrease in the discount rate applied to the obligation. The increase in the projected benefit obligation was offset by an increase in the fair value of plan assets of $27 million, due primarily to $16 million in foreign currency adjustments and $8 million in employer contributions. In 2019 the increase in the projected benefit obligation was driven by a decrease in the discount rate applied to the obligation. The increase in the projected benefit obligation was offset by an increase in the fair value of plan assets due primarily to the actual return on plan assets.
The investment strategy for the plan is to achieve a consistent long-term return, which will provide sufficient funding for future pension obligations while limiting risk. The expected long-term rate of return on plan assets is based on the expected asset allocation and assumptions concerning long-term interest rates, inflation rates and risk premiums for equities above the risk-free rates of return. These assumptions take into consideration historical long-term rates of return for the relevant asset categories. The investment strategy is reviewed regularly.
On January 1, 2019, the Zurich Plan moved from a fully insured scheme with a guaranteed level of return to a partially insured scheme, both under the same pension provider (AXA Winterthur), participating in a single investment pool. On the set-up of the new partially insured plan, a coverage ratio of approximately 111% was applied to the assets to reflect the change from the fully insured to the partially insured scheme. As at December 31, 2020 and 2019, the coverage ratio was 112% and 115%, respectively, based on the performance of the assets. The actual return on plan assets for the years ended December 31, 2020 and 2019 was $3 million and $18 million. For 2019, the actual return on plan assets included $5 million recognized in net income and a $13 million reduction of the unfunded pension obligation recorded within Accumulated other comprehensive loss in the Consolidated Balance Sheet primarily related to the one-time impact of transitioning to the new scheme.
The fair value of the Zurich Plan’s assets, comprised of an investment pool of funds and including cash, at December 31, 2020 and 2019 was $180 million and $153 million, respectively. The partially insured funds comprise the accumulated pension plan contributions and investment returns thereon. These funds meet the definition of Level 2 inputs of the fair value hierarchy as defined in Note 3(a).
A transition group of pensioners elected to remain under the previous pension arrangement. This resulted in a plan amendment of $4 million which increased the unfunded pension obligation recorded within Accumulated other comprehensive loss in the Consolidated Balance Sheet as at December 31, 2019. This amount is amortized into net income over the remaining years of service of active participants.
The assumptions used to determine the Zurich Plan’s pension obligation and net periodic benefit cost for the years ended December 31, 2020, 2019 and 2018 were as follows:

	2020		2019		2018
	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost	Pension obligation	Net periodic benefit cost
Discount rate	0.10%	0.25%	0.25%	1.00%	1.00%	0.75%
Interest crediting rate	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Expected long-term return on plan assets	—	3.50%	—	3.50%	—	0.75%
Rate of compensation increase	2.00%	2.00%	2.00%	2.00%	2.25%	2.25%
At December 31, 2020, estimated employer contributions to be paid in 2021 related to the Zurich Plan were $8 million and future benefit payments were estimated to be paid as follows (in thousands of U.S. dollars):

Year	Amount
2021	$8,040
2022	$7,478
2023	$8,351
2024	$8,727
2025	$9,289
2026 to 2029	$52,579